FOR IMMEDIATE RELEASE                Approved by:  Olga L. Conley
                                                   Chief Financial Officer
                                                   (617) 376-4300
                                                   URL: http://www.jjill.com

                                     Contact:      Investor Relations:
                                                   Suzanne Rosenberg/
                                                   Priya Akhoury
                                                   Press:  Michael McMullan/
                                                   Kate Talbot
                                                   Morgen-Walke Associates, Inc.
                                                   (212) 850-5600


                 THE J. JILL GROUP REPORTS FIRST QUARTER RESULTS
          NET SALES INCREASE BY 30.3% -- NET INCOME INCREASES BY 47.1%


     QUINCY, MA, MAY 2, 2001 - THE J. JILL GROUP, INC. (NASDAQ: JILL) today reported financial results for the first quarter ended March 31, 2001. Net sales for the first quarter increased by 30.3% to $63.3 million from $48.6 million reported in the prior year. Operating income for the quarter totaled $1.6 million, representing a 21.9% increase over last year's $1.3 million. Net income for the period increased by 47.1% to $796,000 from $541,000 reported in the comparable period last year. Despite the 10.2% increase in weighted average shares outstanding resulting from the company's recently completed private placement, earnings per share increased to $0.07 per diluted share in the first quarter of 2001 compared to $0.05 per diluted share in the first quarter of 2000.

     All fiscal 2000 numbers have been restated to comply with the provisions of the Securities and Exchange Commission's Staff Accounting Bulletin No. 101 "REVENUE RECOGNITION IN FINANCIAL STATEMENTS." Please refer to the attached schedule which restates all four quarters of fiscal 2000.

     Gordon R. Cooke, President and Chief Executive Officer, commented, "We are pleased to have achieved a 30% sales increase accompanied by a 47% increase in net income for the first quarter of 2001 in a very difficult retail and economic environment. These results were achieved even as we continued to make significant investments in our retail store roll-out and enhanced our e-commerce channel of distribution."

     "Since the beginning of the year we have opened 6 new retail stores, located in Boston, Los Angeles, Tucson, Denver, San Francisco and St. Louis, bringing our total number of stores to 28. We have already committed to seventeen additional store locations for 2001 and we anticipate having a total of 47 to 52 stores open by year-end. Sales in our retail channel grew tenfold, with retail now representing 17% of our total volume versus 2% last year. J. Jill direct channel sales increased by 13% to $53.0 million as a result of improved fulfillment. Catalog circulation and productivity per catalog mailed were both virtually equal to last year. Within the direct channel, sales through our e-commerce web site totaled $12.4 million, or 23% of total direct channel volume, as compared to $6.0 million or 12% a year ago," continued Mr. Cooke.


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     Gross margin for the first quarter of 2001 improved to 30.2% compared to
     29.7% for the first quarter of 2000, primarily as a result of productivity improvements achieved in J. Jill's operations and fulfillment facility, as well as the leveraging of fixed costs. These improvements were offset by factors affecting the company's retail segment and its growing contribution to the company's overall results. The first three months of the year traditionally involve a high level of promotional activity for retailers, and the company's retail stores are no exception. Additionally, gross margins tend to be lower for J. Jill's retail channel than its direct channel because retail does not benefit from offsetting some of its fulfillment costs via postage and handling income.

     First quarter selling, general and administrative expenses as a percentage of net sales rose slightly to 27.7% this year from 27.0% last year. This increase once again reflects the growth of the retail segment and the fact that the first three months of the year typically represent the weakest period of the year for the retail industry.

     Looking forward, assuming the economic environment does not deteriorate further, the company is maintaining its 2001 fiscal year targets previously announced on October 31, 2000. More specifically, for the second quarter of fiscal 2001 the J. Jill Group is targeting net sales to be between $64 and $65 million and earnings per diluted share to range between $0.16 and $0.18, including a projected 17% dilution from the private placement.

     These are J. Jill's targets, not predictions of actual performance. Historically, J. Jill's performance has deviated, often materially, from its targets. These statements do not include the potential of any business risks, opportunities or developments that may occur after May 2, 2001. J. Jill does not expect to report on its progress during the quarter, or comment on it to analysts or investors, until after it has closed the books on the quarter and appropriately disclosed the results.

     Regarding the J. Jill Group's future financial performance, Mr. Cooke commented, "When we last touched on this topic in February, I indicated that the most recently mailed catalog showed evidence of a slowdown in customer demand. I also pointed out that it would be premature to draw any conclusions from these early results. Since then, subsequent catalog mailings have shown better response rates and, while not robust, the overall tone of our business is relatively healthy, particularly in light of the difficult economic environment."

     "We are enthusiastic about our future. We believe that our multiple distribution channel strategy is right not only for the J. Jill Group, but also for our customers. Importantly, we believe our core J. Jill brand is still in its infancy with tremendous future potential. We have an experienced management team and the infrastructure in place to support a much larger business. The capital infusion from the recently completed private placement should give us the financial firepower to execute our promising growth strategy. J. Jill is a company with a powerful brand, a focused strategy, a tremendous opportunity, dedicated people and ample financial resources," concluded Mr. Cooke.

     The J. Jill Group's conference call to discuss first quarter earnings will be broadcast live today at 10:00 a.m. Eastern Time at www.vcall.com and www.jjillgroup.com, and will be archived online within one hour of the completion of the conference call. This archive will be available for 48 hours.

     The J. Jill Group is a leading retailer of high quality women's apparel, accessories and footwear. The company currently markets its products through its retail stores, catalogs, and e-commerce website. J. Jill is designed to appeal to active, affluent women age 35 and older.


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     THIS PRESS RELEASE CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS WITHIN THE
     MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. VARIOUS FACTORS COULD CAUSE THE RESULTS OF THE J. JILL GROUP TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. SUCH FACTORS INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING: THE CONTINUED SUCCESS OR POSSIBLE FUTURE FAILURE OF THE RETAIL STORE INITIATIVE; THE ABILITY OF J. JILL TO EFFECTIVELY MANAGE ITS OPERATIONS AND GROWTH IN A MULTIPLE DISTRIBUTION CHANNEL ENVIRONMENT; SIGNIFICANT CHANGES IN CUSTOMER ACCEPTANCE OF J. JILL'S PRODUCT OFFERINGS; CHANGES IN COMPETITION IN THE APPAREL INDUSTRY; CHANGES IN CONSUMER SPENDING, FASHION TRENDS AND CONSUMER PREFERENCES; CHANGES IN, OR THE FAILURE TO COMPLY WITH, FEDERAL AND STATE TAX AND OTHER GOVERNMENT REGULATIONS; THE CUSTOMARY RISKS OF PURCHASING MERCHANDISE ABROAD, INCLUDING LONGER LEAD TIMES, HIGHER INITIAL PURCHASE COMMITMENTS AND FOREIGN CURRENCY FLUCTUATIONS; POSSIBLE FUTURE INCREASES IN EXPENSES AND LABOR AND EMPLOYEE BENEFIT COSTS; THE ABILITY OF J. JILL TO ATTRACT AND RETAIN QUALIFIED PERSONNEL; BUSINESS ABILITIES AND JUDGMENT OF MANAGEMENT; THE EXISTENCE OR ABSENCE OF BRAND AWARENESS; THE EXISTENCE OR ABSENCE OF PUBLICITY, ADVERTISING AND PROMOTIONAL EFFORTS; THE SUCCESS OR FAILURE OF OPERATING INITIATIVES; THE MIX OF J. JILL'S SALES BETWEEN FULL PRICE AND LIQUIDATION MERCHANDISE; GENERAL ECONOMIC AND BUSINESS CONDITIONS AND OTHER FACTORS, INCLUDING THOSE DETAILED FROM TIME TO TIME IN J. JILL'S SEC REPORTS, INCLUDING ITS ANNUAL REPORT ON FORM 10-K FILED ON MARCH 29, 2001 J. JILL DISCLAIMS ANY INTENT OR OBLIGATION TO UPDATE THESE FORWARD-LOOKING STATEMENTS.




                               (TABLES TO FOLLOW)

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THE J. JILL GROUP
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------


                                                                                     THREE MONTHS ENDED
                                                                             ----------------------------------
                                                                               MARCH 31,              MARCH 25,
IN THOUSANDS, EXCEPT PER SHARE DATA -- UNAUDITED                                 2001                   2000
------------------------------------------------                             ------------           -----------
                                                                                                     (RESTATED)
Net sales                                                                        $63,332               $48,591
Cost of products and merchandising                                                44,195                34,147
---------------------------------------------------------------------------------------------------------------
  Gross margin                                                                    19,137                14,444
Selling, general and administrative expenses                                      17,542                13,136
---------------------------------------------------------------------------------------------------------------
  Operating income                                                                 1,595                 1,308
Interest, net                                                                        223                   285
Income tax provision                                                                 576                   417
---------------------------------------------------------------------------------------------------------------
  Income before cumulative effect                                                    796                   606
Cumulative effect of accounting change, net of tax                                    --                   (65)
---------------------------------------------------------------------------------------------------------------
  Net income                                                                        $796                  $541
===============================================================================================================

EARNINGS PER SHARE:
  Basic                                                                            $0.07                 $0.05
  Diluted                                                                          $0.07                 $0.05
---------------------------------------------------------------------------------------------------------------

WEIGHTED AVERAGE SHARES OUTSTANDING:
  Basic                                                                           11,265                10,006
  Diluted                                                                         12,017                10,193
===============================================================================================================



THE J. JILL GROUP
NET SALES SUMMARY
--------------------------------------------------------------------------------


                                                                                     THREE MONTHS ENDED
                                                                             ----------------------------------
                                                                               MARCH 31,             MARCH 25,
IN THOUSANDS -- UNAUDITED                                                        2001                  2000
-------------------------                                                    ------------          ------------
                                                                                                     (RESTATED)
J. Jill direct                                                                   $52,965               $46,854
J. Jill retail                                                                    10,787                 1,001
---------------------------------------------------------------------------------------------------------------
  J. Jill total                                                                   63,752                47,855
---------------------------------------------------------------------------------------------------------------
Nicole Summers                                                                        17                   995
Other                                                                               (437)                 (259)
---------------------------------------------------------------------------------------------------------------
  Total company net sales                                                        $63,332               $48,591
===============================================================================================================


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THE J. JILL GROUP
CONDENSED CONSOLIDATED BALANCE SHEETS
--------------------------------------------------------------------------------


                                                                                MARCH 31,             MARCH 25,
IN THOUSANDS -- UNAUDITED                                                         2001                  2000
-------------------------                                                      -----------           ----------
                                                                                                     (RESTATED)
ASSETS:
Cash and cash equivalents                                                        $26,344                $4,418
Assets held for sale                                                                  --                 2,313
Inventory                                                                         42,992                20,750
Prepaid catalog expenses                                                           4,234                 4,593
Deferred income taxes                                                              7,628                10,177
Other current assets                                                               6,636                 2,656
---------------------------------------------------------------------------------------------------------------
  Total current assets                                                            87,834                44,907
---------------------------------------------------------------------------------------------------------------
Property and equipment                                                            68,603                49,124
Deferred income taxes                                                              1,431                 2,623
Other non-current assets                                                           1,789                 1,749
---------------------------------------------------------------------------------------------------------------
  Total assets                                                                  $159,657               $98,403
===============================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY:
Accounts payable and accrued expenses                                            $31,754               $20,001
Current portion of long-term debt                                                  6,863                 3,107
---------------------------------------------------------------------------------------------------------------
  Total current liabilities                                                       38,617                23,108
---------------------------------------------------------------------------------------------------------------
Long-term debt                                                                    16,851                18,683
Other non-current liabilities                                                      5,445                   150
---------------------------------------------------------------------------------------------------------------
  Total liabilities                                                               60,913                41,941
---------------------------------------------------------------------------------------------------------------
Capital stock                                                                     92,326                63,058
Accumulated earnings (deficit)                                                     6,418                (6,596)
---------------------------------------------------------------------------------------------------------------
  Total liabilities and stockholders' equity                                    $159,657               $98,403
===============================================================================================================


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THE J. JILL GROUP
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------


                                                                                     THREE MONTHS ENDED
                                                                              ---------------------------------
                                                                                MARCH 31,            MARCH 25,
IN THOUSANDS -- UNAUDITED                                                         2001                 2000
-------------------------                                                     ------------          -----------
                                                                                                     (RESTATED)
Cash flows provided by operating activities:
  Net income                                                                        $796                  $541
  Depreciation and amortization                                                    1,884                 1,134
  Deferred income taxes                                                               98                   348
  Changes in assets and liabilities                                               (2,734)                  662
---------------------------------------------------------------------------------------------------------------
Net cash provided by operating activities                                             44                 2,685

Cash flows used in investing activities:
  (Increase) decrease in cash held in escrow                                        (181)                   32
  Additions to property and equipment                                             (6,148)               (3,413)
---------------------------------------------------------------------------------------------------------------
Net cash used in investing activities                                             (6,329)               (3,381)

Cash flows provided by (used in) financing activities:
  Borrowings under (payments of) debt                                              2,329                  (445)
  Proceeds from stock transactions                                                28,706                    59
---------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) financing activities                               31,035                  (386)

Net increase (decrease) in cash and cash equivalents                              24,750                (1,082)

Cash and cash equivalents at:
  Beginning of period                                                              1,594                 5,500
---------------------------------------------------------------------------------------------------------------
  End of period                                                                  $26,344                $4,418
===============================================================================================================

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THE J. JILL GROUP
RESTATED (SAB 101) FISCAL 2000 STATEMENT OF OPERATIONS BY QUARTER
--------------------------------------------------------------------------------


                                                              FIRST QTR     SECOND QTR     THIRD QTR     FOURTH QTR      FISCAL
IN THOUSANDS, EXCEPT PER SHARE DATA - UNAUDITED                 2000           2000          2000           2000          2000
-----------------------------------------------            ----------------------------------------------------------------------
Net sales                                                      $48,591        $51,494       $57,852        $88,372      $246,309
Cost of products and merchandising                              34,147         33,357        36,718         56,597       160,819
---------------------------------------------------------------------------------------------------------------------------------
  Gross margin                                                  14,444         18,137        21,134         31,775        85,490
Selling, general and administrative expenses                    13,136         14,362        14,805         19,781        62,084
---------------------------------------------------------------------------------------------------------------------------------
  Operating income                                               1,308          3,775         6,329         11,994        23,406
Interest, net                                                      285            319           327            456         1,387
Income tax provision                                               417          1,417         2,516          4,845         9,195
---------------------------------------------------------------------------------------------------------------------------------
  Income before cumulative effect                                  606          2,039         3,486          6,693        12,824
Cumulative effect of accounting change, net of tax                 (65)            --            --             --           (65)
---------------------------------------------------------------------------------------------------------------------------------
  Net income                                                      $541         $2,039        $3,486         $6,693       $12,759
=================================================================================================================================

EARNINGS PER SHARE:
  Basic                                                          $0.05          $0.20         $0.35          $0.66         $1.27
  Diluted                                                        $0.05          $0.20         $0.34          $0.63         $1.23
---------------------------------------------------------------------------------------------------------------------------------

WEIGHTED AVERAGE SHARES OUTSTANDING:
  Basic                                                         10,006         10,013        10,037         10,065        10,031
  Diluted                                                       10,193         10,251        10,401         10,612        10,388
---------------------------------------------------------------------------------------------------------------------------------



THE J. JILL GROUP
NET SALES SUMMARY
--------------------------------------------------------------------------------


                                                              FIRST QTR     SECOND QTR     THIRD QTR     FOURTH QTR      FISCAL
IN THOUSANDS - UNAUDITED                                        2000           2000          2000           2000          2000
------------------------                                   ----------------------------------------------------------------------
J. Jill direct                                                 $46,854        $47,843       $51,128        $72,095      $217,920
J. Jill retail                                                   1,001          3,579         6,955         16,773        28,308
---------------------------------------------------------------------------------------------------------------------------------
  J. Jill total                                                 47,855         51,422        58,083         88,868       246,228
---------------------------------------------------------------------------------------------------------------------------------
Nicole Summers                                                     995            321            67            141         1,524
Other                                                             (259)          (249)         (298)          (637)       (1,443)
---------------------------------------------------------------------------------------------------------------------------------
  Total company net sales                                      $48,591        $51,494       $57,852        $88,372      $246,309
=================================================================================================================================

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

THE J. JILL GROUP                                                                                      OPENING
STORE LISTING                                                  LOCATION                                 DATE
--------------------------------------------------------------------------------------------------------------------
Natick Mall                                                    Boston, MA                               Nov-99
Providence Place                                               Providence, RI                           Dec-99
Water Tower                                                    Chicago, IL                              Apr-00
Mall of America                                                Minneapolis, MN                          Apr-00
Pacific Place                                                  Seattle, WA                              Apr-00
The Westchester                                                White Plains, NY                         May-00
Tysons Corner                                                  McLean, VA                               Jun-00
Flatiron Crossing                                              Denver, CO                               Aug-00
Galleria @ Roseville                                           Sacramento, CA                           Aug-00
Ridgedale Center                                               Minneapolis, MN                          Aug-00
Old Orchard                                                    Chicago, IL                              Sep-00
Pioneer Place                                                  Portland, OR                             Sep-00
Southpark Mall                                                 Charlotte, NC                            Sep-00
Walt Whitman                                                   Long Island, NY                          Oct-00
Sommerset Collection                                           Detroit, MI                              Oct-00
Riverchase Galleria                                            Birmingham, AL                           Oct-00
Main Place                                                     Santa Ana, CA                            Oct-00
Walden Galleria                                                Buffalo, NY                              Nov-00
Town Center Boca Raton                                         Boca Raton, FL                           Nov-00
Perimeter Mall                                                 Atlanta, GA                              Nov-00
South Shore Plaza                                              Boston, MA                               Nov-00
Crabtree Valley                                                Raleigh, NC                              Nov-00
Burlington Mall                                                Boston, MA                               Feb-01
Topanga Plaza                                                  Los Angeles, CA                          Mar-01
Tucson Mall                                                    Tucson, AZ                               Apr-01
Cherry Creek Mall                                              Denver, CO                               Apr-01
San Francisco Center                                           San Francisco, CA                        Apr-01
Plaza Frontenac                                                St. Louis, MO                            Apr-01

PROPOSED ADDITIONAL FISCAL 2001 LOCATIONS:
Glendale Galleria                                              Los Angeles, CA                            2Q01
Freehold Mall                                                  Freehold, NJ                               2Q01
Willowbrook Mall                                               Willowbrook, NJ                            3Q01
Saddle Creek                                                   Germantown, TN                             3Q01
The Shops @ Willowbend                                         Dallas, TX                                 3Q01
Bellevue Square                                                Bellevue, WA                               3Q01
Kierland Commons                                               Scottsdale, AZ                             3Q01
Paseo Colorado                                                 Pasadena, CA                               3Q01
Country Club Plaza                                             Kansas City, MO                            3Q01
Mall @ Green Hills                                             Nashville, TN                              3Q01
Prudential Center                                              Boston, MA                                 3Q01
Ross Park Mall                                                 Pittsburgh, PA                             3Q01
The Gateway                                                    Salt Lake City, UT                         4Q01
Sherman Oaks Fashion Square                                    Los Angeles, CA                            4Q01
Chandler Fashion Center                                        Chandler, AZ                               4Q01
Polaris Fashion Place                                          Columbus, OH                               4Q01
Aspen Grove                                                    Denver, CO                                 4Q01


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